UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2017
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Bishop Ranch 8
4000 Executive Parkway, Suite 400
San Ramon, California 94583
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2017, Michael Burkland notified the Board of Directors (the “Board”) of Five9, Inc. (the “Company”) that, for personal health reasons, he will resign from his positions as Chief Executive Officer and President of the Company effective December 2, 2017. Mr. M. Burkland will continue to serve on the Company’s Board and, on November 6, 2017, the Board appointed Mr. M. Burkland as Executive Chairman effective as of December 2, 2017. In his role as Executive Chairman, Mr. M. Burkland will assist the Company with strategic initiatives, investor relations, talent development, organizational and other matters.

Mr. M. Burkland and the Company entered into an independent contractor agreement in connection with his appointment as Executive Chairman. As Executive Chairman, Mr. M. Burkland will receive annual cash compensation of $200,000, and will continue to receive healthcare benefits from the Company. Given his continued service on the Board and his role as Executive Chairman, Mr. M. Burkland’s existing stock options and restricted stock units will remain outstanding, will continue to vest according to the terms of the applicable award agreements and will accelerate in full immediately prior to a change in control, in each case, subject to Mr. M. Burkland’s continued service on the Board. In connection with Mr. M. Burkland’s resignation, his rights and benefits under the Key Employee Severance Benefit Plan (the “KESP”) terminated.

On November 6, 2017, the Board appointed Barry Zwarenstein, the Company’s Chief Financial Officer, to the additional position of Interim Chief Executive Officer, effective December 2, 2017.

As Interim Chief Executive Officer and Chief Financial Officer, Mr. Zwarenstein will continue to receive a base salary of $367,000, will be eligible to receive a pro-rated cash bonus based on an annual target bonus level for 2017 of $275,000 subject to the achievement of performance targets the Compensation Committee approved in February 2017, will retain the same rights and benefits under the KESP as he previously had as Chief Financial Officer and will receive equity awards with an aggregate grant date fair value equal to $500,000, to be divided evenly (based on grant date fair value) between (i) stock options, which will vest as to 1/12 of the total number of shares subject to the stock options each month after the promotion date and (ii) time-based restricted stock units (“RSUs”) which will vest as to 25% of the total number of shares subject to the RSUs every three months after the promotion date, in each case, subject to his continued service with the Company on each vesting date.

On November 6, 2017, the Board appointed Daniel Burkland, formerly the Company’s Executive Vice President of Global Sales and Services, as President, effective December 2, 2017. In his new role, Mr. D. Burkland will continue to be responsible for global sales and services and will also be responsible for the Company’s marketing function.

As President, Mr. D. Burkland will receive a base salary of $400,000, will continue to be eligible to receive a cash bonus based at the same annual target bonus level for 2017 of $325,000 subject to the achievement of performance targets the Compensation Committee approved in February 2017 and will receive equity awards with an aggregate grant date fair value equal to $1.8 million, to be divided evenly (based on grant date fair value) between (i) stock options, which will vest as to 25% of the total number of shares subject to the stock options on the first anniversary of his promotion date, and as to 1/48th of such total number of shares each month thereafter and (ii) time-based RSUs which will vest as to 25% of the total number of shares subject to the RSUs in December 2018, and as to 1/16th of such total number of shares every three months thereafter, in each case, subject to his continued service with the Company on each vesting date. The Compensation Committee intends for this equity award to largely, if not completely, replace Mr. D. Burkland’s ordinary course equity grant in 2018.

Biographical information regarding Mr. Zwarenstein and Mr. D. Burkland is set forth in the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 30, 2017 and such information is incorporated by reference herein.

The foregoing description of Mr. M. Burkland’s independent contractor agreement is not complete and is qualified in its entirety by reference to the full text of the independent contractor agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

This Current Report on Form 8-K contains certain forward-looking statements, including the statement regarding Mr. D. Burkland’s equity award, that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) that our Compensation Committee may re-visit Mr. D. Burkland’s eligibility to receive additional equity grants in 2018 in light of the Company’s or his performance and (ii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this Current Report on Form 8-K, including in any forward-looking statements, except as required by law.

Item 7.01 Regulation FD Disclosure.

On November 8, 2017, the Company announced changes to its management team. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Independent Contractor Agreement between the Company and Michael Burkland
99.1	Press release issued by the Company on November 8, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: November 8, 2017	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer